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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-70444) of Parker Drilling Company of our report dated June 24, 2005 relating to the financial statements of the Parker Drilling Company Stock Bonus Plan, which appears in this Form 11-K.


/s/  PricewaterhouseCoopers LLP
-------------------------------
     PricewaterhouseCoopers LLP

Houston, Texas
June 27, 2005